SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2004

METROCALL HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21924	54-1215634
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

6677 Richmond Highway, Alexandria, Virginia	22306
(Address of principal executive offices)	(Zip Code)

     Registrant’s telephone number, including area code: (703) 660-6677

Item 5. Other Events.

     Metrocall Holdings, Inc., a Delaware corporation, and Arch Wireless, Inc., a Delaware corporation, have agreed to enter into an Agreement and Plan of Merger, dated as of March 29, 2004, a copy of which is attached as Exhibit 2.1 hereto and is incorporated herein by reference. A copy of the joint press release of March 29, 2004, regarding the merger is included as Exhibit 99.1 hereto and has been incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 29, 2004, by and among
Wizards-Patriots Holdings, Inc., Wizards Acquiring Sub, Inc., Metrocall
Holdings, Inc., Patriots Acquiring Sub, Inc. and Arch Wireless, Inc.

99.1	Joint press release dated March 29, 2004, issued by Metrocall Holdings,
Inc. and Arch Wireless, Inc. (incorporated by reference to Metrocall
Holdings, Inc.’s filing with the Commission pursuant to Rule 425 under the
Securities Act of 1933 and Rule 14a-12 under the Securities Exchange Act of 1934 on March 29, 2004).

99.2	Transcript of joint investor conference call with Metrocall Holdings,
Inc. and Arch Wireless, Inc. on March 29, 2004 (incorporated by reference to Metrocall Holdings, Inc.’s filing with the Commission pursuant to Rule
425 under the Securities Act of 1933 and Rule 14a-12 under the Securities
Exchange Act of 1934 on March 30, 2004).

Item 9. Regulation FD Disclosure.

     On March 29, 2004, Metrocall Holdings, Inc. and Arch Wireless, Inc. conducted an investor conference call to discuss the Agreement and Plan of Merger dated March 29, 2004. The script of this call is included as Exhibit 99.2 hereto and has been incorporated by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROCALL HOLDINGS, INC.

By:	/s/ George Z. Moratis

Name:	George Z. Moratis
Title:	Chief Financial Officer and Treasurer

Dated: March 30, 2004

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 29, 2004, by and among
Wizards-Patriots Holdings, Inc., Wizards Acquiring Sub, Inc., Metrocall
Holdings, Inc., Patriots Acquiring Sub, Inc. and Arch Wireless, Inc.

99.1	Joint press release dated March 29, 2004, issued by Metrocall Holdings,
Inc. and Arch Wireless, Inc. (incorporated by reference to Metrocall
Holdings, Inc.’s filing with the Commission pursuant to Rule 425 under the
Securities Act of 1933 and Rule 14a-12 under the Securities Exchange Act of 1934 on March 29, 2004).

99.2	Transcript of joint investor conference call with Metrocall Holdings,
Inc. and Arch Wireless, Inc. on March 29, 2004 (incorporated by reference to Metrocall Holdings, Inc.’s filing with the Commission pursuant to Rule
425 under the Securities Act of 1933 and Rule 14a-12 under the Securities
Exchange Act of 1934 on March 30, 2004).